Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of North American Natural Gas, Inc. (the "Company") on Form 10-KSB for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Achron, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002, that:

     (1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of all the Company.

              /s/ Richard Achron

                              Richard Achron

                              Chief Financial Officer

                              July 7, 2004